                               JOHN HANCOCK TRUST

                         SUPPLEMENT DATED JULY 14, 2005

                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2005

The following disclosure is added under "The Subadvisory Agreements":


     BUSINESS ARRANGEMENT BETWEEN THE ADVISER AND GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO")

         As a part of the overall business arrangement between the Adviser and GMO under which the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years, the Adviser has agreed that under certain circumstances it (and not the Trust or a particular portfolio) will pay to GMO a specified amount if the GMO subadvisory agreement is terminated within a five year period from the date of its effectiveness. The specified amount is $15 million in the case of the subadvisory agreement for the Growth & Income Trust and $5 million in the case of the subadvisory agreement for the International Stock Trust. The Adviser has also agreed that, subject to its fiduciary duties as an investment adviser to each portfolio and its shareholders, it will not recommend to the Board of Trustees to terminate the applicable GMO subadvisory agreement or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. Substantially similar agreements (with varying amounts to be paid upon termination) apply with respect to certain other portfolios of the Trust that will be subadvised by GMO and to certain other John Hancock funds that are or will be advised by the Adviser and subadvised by GMO. The Trust is not a party to any of these arrangements, and they are not binding upon the Trust, the Trust portfolios subadvised by GMO or the Board of Trustees of the Trust. However, these arrangements present certain conflicts of interest because the Adviser has a financial incentive to support the continuation of the GMO agreement for as long as the termination provisions described above remain in effect. In approving the advisory agreement and the GMO subadvisory agreements for the Growth & Income Trust and the International Stock Trust, the Board of Trustees, including the disinterested Trustees, were aware of and considered these potential conflicts of interest, including any financial obligations of the Adviser to GMO.

The disclosure under "When-Issued Securities ("Forward Commitments") is amended and restated as follows:

      2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

      In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

      Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its records liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

                 GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO")

The following supplements the disclosure under "APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios."

                                  MANAGED TRUST
                              GROWTH & INCOME TRUST

The following table sets forth additional information about Mr. Soucy and Mr. Wilderman, the senior members of the U.S. Quantitative Division responsible for coordinating overall portfolio management. The information provided is as of the date of the February 28, 2005.

                      REGISTERED INVESTMENT COMPANIES
                         MANAGED (INCLUDING NON-GMO
                          MUTUAL FUND SUBADVISORY       OTHER POOLED INVESTMENT VEHICLES    SEPARATE ACCOUNTS MANAGED
                               RELATIONSHIPS)                  MANAGED (WORLD-WIDE)                 (WORLD-WIDE)
                      -------------------------------   --------------------------------   ----------------------------
  SENIOR              Number of                         Number of                          Number of
  MEMBER              accounts        Total assets       accounts        Total assets      accounts     Total assets
-------------         ---------    ------------------   ---------      -----------------   ---------  -----------------
Robert Soucy*            24        $ 14,734,645,878.24     29          $1,154,297,205.20      26      $2,901,152,612.78
Sam Wilderman            24        $ 14,734,645,878.24     29          $1,154,297,205.20      26      $2,901,152,612.78

                      REGISTERED INVESTMENT COMPANIES
                      MANAGED FOR WHICH GMO RECEIVES A  OTHER POOLED INVESTMENT VEHICLES    SEPARATE ACCOUNTS MANAGED
                      PERFORMANCE-BASED FEE (INCLUDING   MANAGED (WORLD-WIDE) FOR WHICH    (WORLD-WIDE) FOR WHICH GMO
                            NON-GMO MUTUAL FUND            GMO RECEIVES A PERFORMANCE-    RECEIVES A PERFORMANCE-BASED
                         SUBADVISORY RELATIONSHIPS)                 BASED FEE                          FEE
                      --------------------------------  --------------------------------  ----------------------------
                      Number of                         Number of                         Number of
                      accounts         Total assets     accounts          Total assets    accounts     Total assets
                      ---------    -------------------  ---------      -----------------  ---------  -----------------
Robert Soucy*             3        $  3,844,377,368.36     28          $1,095,305,212.81     13      $1,782,171,610.76
Sam Wilderman             3        $  3,844,377,368.36     28          $1,095,305,212.81     13      $1,782,171,610.76

  *Mr. Soucy has announced that he plans to retire as of December 31, 2005.

DESCRIPTION OF MATERIAL CONFLICTS: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the portfolio and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the portfolio and such other accounts. GMO believes several factors limit the conflicts between the portfolio and other similar stock accounts managed by the portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the portfolio and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

DESCRIPTION OF THE STRUCTURE OF, AND THE METHOD USED TO DETERMINE, THE COMPENSATION OF EACH MEMBER OF THE PORTFOLIO'S PORTFOLIO MANAGEMENT TEAM: The senior member of the portfolio's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

DOLLAR RANGE OF FUND SECURITIES OWNED BY EACH MEMBER OF THE PORTFOLIO'S PORTFOLIO MANAGEMENT TEAM: The senior member has no beneficial interest in the portfolio's shares.

                            INTERNATIONAL STOCK TRUST

The following table sets forth additional information about Dr. Hancock, the senior member of the International Quantitative Division responsible for coordinating overall portfolio management. The information provided is as of the date of February 28, 2005.

                      REGISTERED INVESTMENT
                        COMPANIES MANAGED
                        (INCLUDING NON-GMO
  SENIOR             MUTUAL FUND SUBADVISORY        OTHER POOLED INVESTMENT        SEPARATE ACCOUNTS MANAGED
  MEMBER                  RELATIONSHIPS)         VEHICLES MANAGED (WORLD-WIDE)            (WORLD-WIDE)
--------------     ----------------------------  -------------------------------  ----------------------------
                   Number of                     Number of                        Number of
                    accounts     Total assets    accounts          Total assets   accounts     Total assets
                   ---------  -----------------  ---------       ---------------  ---------  -----------------
Thomas Hancock         14     $9,731,930,891.20     5            $917,778,056.16      23     $6,808,314,107.65

                       REGISTERED INVESTMENT
                    COMPANIES MANAGED FOR WHICH
                    GMO RECEIVES A PERFORMANCE-     OTHER POOLED INVESTMENT       SEPARATE ACCOUNTS MANAGED
                   BASED FEE (INCLUDING NON-GMO  VEHICLES MANAGED (WORLD-WIDE)     (WORLD-WIDE) FOR WHICH
                      MUTUAL FUND SUBADVISORY      FOR WHICH GMO RECEIVES A            GMO RECEIVES A
                          RELATIONSHIPS)             PERFORMANCE-BASED FEE          PERFORMANCE-BASED FEE
                   ----------------------------  -----------------------------  ----------------------------
                   Number of                     Number of                      Number of
                    accounts       Total assets  accounts         Total assets  accounts     Total assets
                   ---------       ------------  ---------        ------------  ---------  -----------------
Thomas Hancock         0                 0           0                 0            6      $2,273,374,692.09

DESCRIPTION OF MATERIAL CONFLICTS: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the portfolio and such other accounts. GMO believes several factors limit the conflicts between the portfolio and other similar stock accounts managed by the portfolio's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the portfolio and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

DESCRIPTION OF THE STRUCTURE OF, AND THE METHOD USED TO DETERMINE, THE COMPENSATION OF EACH MEMBER OF THE FUND'S PORTFOLIO MANAGEMENT TEAM: The senior member of the portfolio's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

DOLLAR RANGE OF FUND SECURITIES OWNED BY EACH MEMBER OF THE FUND'S PORTFOLIO MANAGEMENT TEAM: The senior member has no beneficial interest in the portfolio.

                           UBS GLOBAL ASSET MANAGEMENT

The following supplements the disclosure under "APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios - UBS Global Asset Management."

The following table shows the experience as investment professional of John Leonard and certain key members of the team over the last five years. The table also shows the dollar range of shares of the fund owned by each as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans - as this portfolio is sub-advised, no team members owned shares of the portfolio.

                                                                            Dollar Range
                                                Positions Over                 of Fund
Portfolio Leader  Since  Employer*              Past Five Years             Shares Owned
----------------  -----  ---------  --------------------------------------  ------------
John C. Leonard   1995   UBS GAM    Head of  N.A. Equities                      $0
                                    Deputy Global head of Equities
                                    Managing Director

Thomas M. Cole    1985   UBS GAM    Head of Research N.A. Equities              $0
                                    Managing Director

Thomas Digenan    1995   UBS GAM    N.A. Equity Strategist (since 2001)         $0
                                    Executive Director
                                    President, Mutual Funds (1993 to 2001)

Scott Hazen       1995   UBS GAM    N.A. Equity Strategist (since 2004)         $0
                                    Executive Director
                                    Client Service and Relationship
                                    Management (1992 to 2004)

* including predecessor firms

      Accounts under management. The following table provides information relating to other accounts managed by Mr. Leonard and the North American Equities team as of December 31, 2004:

                                             Registered  Other Pooled
                                             Investment   Investment     Other
                                              Companies    Vehicles    Accounts
                                             ----------  ------------  ---------
Number of Accounts Managed                           21            10         60*
Number of Accounts Managed with
Performance-Based Advisory Fees                    None          None       None
Assets Managed (in millions)                 $   10,293  $      2,100  $   8,559
Assets Managed with Performance-Based
Advisory Fees (in millions)                        None          None       None

*approximately, also includes wrap model as one account Changes in the fund's Portfolio Management Team. No changes in the fund's Portfolio Management Team occurred during the year ended December 31, 2004 other than the addition of Mr. Hazen as noted above.

      Conflicts. The Portfolio Management Team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

      Compensation. The portfolio managers receive a base salary and incentive compensation based on their personal performance.

UBS's compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of UBS's investment professionals with the interests of UBS's clients. Overall compensation can be grouped into four categories:

      - Competitive salary, benchmarked to maintain competitive compensation opportunities.

      - Annual bonus, tied to individual contributions and investment performance.

      - UBS equity awards, promoting company-wide success and employee retention.

      - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because UBS values our proprietary research, UBS has designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. UBS believes that this system closely aligns our analysts' incentives with UBS's clients.

UBS AG equity. Many of UBS's senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for UBS's senior staff.

                                PACIFIC RIM TRUST

The following supplements the disclosure under "APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios - MFC Global Investment Management (U.S.A.) Limited."

PORTFOLIO MANAGERS. The Portfolio Managers of the Pacific Rim Trust are:

Pacific Rim Trust: Seton Lor and Pauline Dan.

Other Accounts Managed As of December 31, 2004, Pauline Dan served as portfolio manager for (i) 3 pooled investment accounts with approximately $443 million in total net assets and (ii) 6 other accounts with approximately $1.15 billion in total net assets. Ms. Dan did not manage any other registered investment companies as of December 31, 2004.

                             LARGE CAP GROWTH TRUST

The portfolio manager to John Hancock Large Cap Growth Trust has changed to Joseph Day.

The following replaces the information for Large Cap Growth Trust under "APPENDIX III - Information Regarding Portfolio Managers of the Trust Portfolios" section in the Statement of Additional Information:

      Joseph Day is the portfolio manager of Large Cap Growth Trust and receives compensation for his services. As of April 30, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

      The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 1000 Growth Index for the period October 1, 2000 through April 30, 2002 and the S&P 500 Index for the period beginning May 1, 2002 through the current measurement period and the pre-tax investment performance of the equity assets of the fund within the Lipper Growth Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

      The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

      The following table provides information relating to other accounts managed by Mr. Day as of April 30, 2005:

                             REGISTERED  OTHER POOLED
                             INVESTMENT   INVESTMENT    OTHER
                             COMPANIES*    VEHICLES    ACCOUNTS
                             ----------  ------------  --------
NUMBER OF ACCOUNTS MANAGED         3           1            21

NUMBER OF ACCOUNTS MANAGED         0           0             0
WITH PERFORMANCE-BASED
ADVISORY FEES

ASSETS MANAGED (IN               599         202        30,005
MILLIONS)

ASSETS MANAGED WITH                0           0             0
PERFORMANCE-BASED ADVISORY
FEES (IN MILLIONS)

  * Includes Large Cap Growth Trust ($432 (in millions) assets managed).

      The dollar range of shares of Large Cap Growth Trust beneficially owned by Mr. Day as of April 30, 2005, was $0.

9